COLLATERAL ASSIGNMENT OF GENERAL CONSTRUCTION CONTRACT,
        SUBCONTRACTS, PLANS AND SPECIFICATIONS, AND PERMITS

        THIS COLLATERAL ASSIGNMENT OF GENERAL CONSTRUCTION CONTRACT, SUBCONTRACTS, PLANS AND SPECIFICATIONS, AND PERMITS (the "Assignment") is made as of this 14th day of August, 1995, by and between PLASMA-THERM, INC., a Florida corporation, with its principal place of business at 9509 International Court, St. Petersburg, Florida 33716 ("Borrower") in favor of NATIONSBANK OF FLORIDA, N.A., with offices at 400 N. Ashley Drive (FL1-010-07-01), Tampa, FL 33602, Attn: Real Estate Loan Administration, its successors, nominees, and assigns ("Lender").

        This Assignment is made on the basis of the following facts and intentions of the parties:

        A. Borrower has obtained a commitment from Lender for a construction/term loan in the principal amount of THREE MILLION THREE HUNDRED SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($3,375,000.00) (the "Loan"), which Loan is evidenced by a Promissory Note (the "Note") of even date herewith and secured by, among other documents, a first Mortgage, Assignment of Rents and Security Agreement of even date herewith, to be recorded in the Public Records of Pinellas County, Florida, (the "Mortgage"), encumbering the real property in Pinellas County, Florida, described in Exhibit "A" which is attached hereto and, by this reference, made a part hereof (the "Property"). The Loan is subject to the provisions of that certain Construction Loan Agreement (the "Loan Agreement") of even date herewith. The Note, Mortgage, Loan Agreement and any other documents executed and delivered by Borrower in connection with the Loan or any other loans from Lender to Borrower shall be referred to collectively as the "Loan Documents" and singularly as "Loan Document".

        B. Borrower intends to use the proceeds of the Loan to construct a 60,639.50 square foot (MOL) office/manufacturing facility, including leasehold improvements, upon the Property
   (the "Project").

        C. To further secure the Loan, Lender requires Borrower to assign to Lender all Borrower's right, title, and interest, as owner, in all contracts pertaining to the construction of the improvements.

        NOW, THEREFORE, in consideration of these premises, the Loan, and other financial accommodations made or to be made by Lender to Borrower, Borrower agrees as follows:

        1. Collateral Assignment. Borrower hereby assigns to Lender Borrower's entire right, title, interest, and position as "Owner" in and to: (i) that certain Standard Form of Agreement Between Owner and Contractor, executed by Borrower and The Perry Company ("Contractor") dated August 14, 1995, a true and correct copy of which is attached hereto as Exhibit "B", providing for the construction of the Project, and all

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   Collateral Assignment of General Construction Contract


   addenda, modifications, and amendments (collectively, the "Contract"); and (ii) any plans, specifications, drawings, and design documents pertaining to the Project, if any, and all addenda, modifications, change orders, and amendments thereto (the "Plans and Specifications"), and grants to Lender, its successors and assigns, a security interest in the Contract and the Plans and Specifications and in all Borrower's rights and remedies under the Contract, to provide additional security for the following (the "Secured Obligations"):

             (a) Payment of all sums due Lender under the Note, together with all modifications, renewals, extensions, and replacements thereof, and all future advances under the Mortgage;

             (b) Payment of any other sums due Lender under the Mortgage, the Loan Agreement, or any Loan
        Document; and

             (c)  Performance  of each  obligation contained
        in  this   Assignment,   the  Mortgage,   the   Loan
        Agreement, or any other Loan Document.

   Although Borrower and Lender intend this to be a present assignment of Borrower's interest in the Contract and Plans and Specifications, Lender agrees that, so long as no default exists under this Assignment or the Loan Documents, Borrower may continue to exercise the rights and powers granted to Borrower in the Contract. The security of this Assignment is primary and on a parity with Lender's Mortgage and not secondary.

        2. Default under Loan Agreement, Etc. In the event of the occurrence of any event of default under the Loan Agreement, the Note, the Mortgage or any Loan Document, Lender shall have the right and option, in its sole discretion, to exercise the rights, benefits, and privileges in the Contract and the Plans and Specifications under this Assignment upon written notice to Contractor. Neither this Assignment nor any action or actions on the part of Lender shall constitute an assumption by Lender of any of the obligations of Borrower under the Contract, and Borrower shall continue to be liable for all obligations thereunder. Borrower hereby agrees to protect, defend, indemnify, and hold Lender harmless from and against any and all loss, cost, liability or expense, including but not limited to attorneys' fees, costs, and expenses (including attorneys' fees, costs, and expenses incurred as a result of any appeal), resulting from any failure of Borrower to perform and observe, at the time and in the manner therein provided, each of the covenants, agreements, and obligations of Borrower contained in the Contract.

        3. Default under Contract. Upon the occurrence of any event of default under the Contract, Lender shall have the right, in its sole discretion, to take in its name or in the name of Borrower or otherwise, such action as Lender may at

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   Collateral Assignment of General Construction Contract 2


   any time or from time to time reasonably determine to be necessary to cure any default under the Contract, but under no circumstances shall Lender be obligated to take such action. Lender shall incur no liability on account of any action taken in good faith by it or on its behalf or otherwise hereunder, whether or not the same shall prove to be improper, inadequate, or invalid, in whole or in part, and Borrower agrees to protect, defend, indemnify, and hold Lender harmless from and against any and all loss, cost, liability, or expense, including but not limited to attorneys' fees, costs, and expenses (including attorneys' fees, costs, and expenses incurred as a result of any appeal), in connection with any such action or actions. This Assignment shall constitute Borrower's irrevocable direction to and full authority for Contractor to act at Lender's written direction, notice, or demand and to otherwise perform on Lender's behalf under the Contract after an event of default has occurred under the Loan. Contractor shall be fully protected by Borrower in Contractor's reliance upon and compliance with any written request, notice, or demand made by Lender with respect to the Contract and the Plans and Specifications, or for performance of any undertaking thereunder, and shall have no right or duty to inquire as to whether any event of default under the Loan Agreement or any other Loan Document has actually occurred or is then existing.

        4. Attorney-in-Fact. Borrower hereby irrevocably constitutes and appoints Lender as its true and lawful attorney-in-fact, empowered to act in Borrower's name or in Lender's name or otherwise, to enforce all rights of Borrower under the Contract. This power of attorney, being coupled with an interest, is irrevocable, but shall not become operative except on the occurrence of an event of default under the Loan Agreement, the Note, any Loan Document or the Contract.

        5. Additional Assignment. Borrower and Contractor (by executing the Consent previously delivered to Lender) additionally hereby assign to Lender all right, title, and interest in and to any and all permits, licenses, allocations, approvals, certificates, and consents heretofore or hereafter issued by any governmental or private authority or agency relating to the Project or the Plans and Specifications, naming Borrower or Contractor, or in which either has an interest, and all of Borrower's and Contractor's right, title, and interest in and to any subcontracts or agreements for services, labor, or materials pertaining to the Project, and all claims and rights with respect to non-performance or breach of said contracts and agreements.

        6. Representations and Warranties of Borrower. Borrower represents and warrants that it has full power and authority to make this Assignment, that the Contract is valid, subsisting, and in full force and effect, that it has obtained the consent of the Contractor to assign its Contract rights to Lender, and that no default, right of set-off, or claim for additional payments exists thereunder. Borrower covenants to

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   Collateral Assignment of General Construction Contract 3


   make all required payments and otherwise perform its obligations under the Contract, and to give immediate notice to Lender of any notice of default served upon Borrower with respect to its obligations under the Contract, and at Borrower's sole cost and expense, to enforce or secure the performance of each and every obligation of Contractor to be kept or performed under the Contract. Borrower further covenants that it shall make no changes in or amendments to the Contract or the Plans and Specifications, including, but not limited to, any addenda, modifications, or change orders, without the prior written consent of Lender, except for such change orders or extras, if any, as are specifically allowed by the Loan Agreement, and shall not tender or accept a surrender or cancellation of the Contract, or further assign or create any further encumbrance or hypothecation of Borrower's interest under the Contract, without the prior written consent of Lender.

        7. Binding Effect. This Assignment and the agreements and undertakings of Borrower hereunder shall be binding upon Borrower and its successors and assigns and shall inure to the benefit of Lender and its successors, nominees, and assignees and any purchaser of any interest in the Loan Agreement and the other Loan Documents.

        8. Further Assurances. Borrower agrees to make, execute, and deliver all such further or additional instruments as may be necessary to satisfy the intents and purposes hereof and to perfect the assignment made hereby.

        9. Mandatory Arbitration. Any controversy or claim between or among the parties hereto including, but not limited to, those arising out of or relating to this Assignment or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of Judicial Arbitration and Mediation Services, Inc. (J.A.M.S.), and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Assignment may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this Assignment applies in any court having jurisdiction over such action.

             a.   Special   Rules:    The  arbitration  shall  be
        conducted in Tampa, Florida, and administered by Endispute, Inc., d/b/a J.A.M.S./Endispute who will appoint an arbitrator; if J.A.M.S./Endispute is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within 90 days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to

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   Collateral Assignment of General Construction Contract 4


        extend the commencement of such hearing for up to an additional 60 days.

             b. Reservations of Rights: Nothing in this Assignment shall be deemed to i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Assignment; or
        ii) be a waiver by the Lender of the protection afforded to it by 12 U.S.C. Section 91 or any substantially equivalent state law; or iii) limit the right of the Lender hereto (A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose against any real or personal property collateral, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver. The Lender may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Assignment. At Lender's option, foreclosure under a mortgage or deed of trust may be accomplished by any of the following: the exercise of a power of sale under the deed of trust or mortgage, or by judicial sale under the deed of trust or mortgage, or by judicial foreclosure. Neither this exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.

        IN WITNESS WHEREOF, Borrower has executed this Assignment this 14th day of August, 1995.


          Signed, sealed and delivered
          in the presence of:
                                            PLASMA-THERM,  INC., a  Florida
                                            corporation

          /s/Lisa L. Disotelle              By:  /s/Ronald S. Deferrari
          (Signature of Witness)                 Ronald S. Deferrari
          Lisa L. Disotelle                      President
          (Print Name of Witness)

          /s/David R. Brittain                      (CORPORATE SEAL)
          (Signature of Witness)
          David R. Brittain
          (Print Name of Witness)           Address:
                                            9509 International Court
                                            St. Petersburg, Florida 33716






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   Collateral Assignment of General Construction Contract 5


   STATE OF FLORIDA         )
   COUNTY OF PINELLAS       )

             The  foregoing instrument was acknowledged before me
   this 14th day of August, 1995, by RONALD S. DEFERRARI, as the President of PLASMA-THERM, INC., a Florida corporation, on
   behalf of the corporation.  He       is personally known to me
   or    X   has produced drivers license as identification.

                                            /s/Donna J. Landers
                                            Donna J. Landers
               (SEAL)                       (Print Name of Notary Public)
                                            Notary Public

          My Commission Expires:

   DONNA J. LANDERS
   MY COMMISSION # CC483663 EXPIRES
   AUGUST 3, 1999
   BONDED THRU TROY FAIN INSURANCE, INC.






































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   Collateral Assignment of General Construction Contract 6


                            EXHIBIT "A"

                         Legal Description



   Lots 28, 29, 30, 31 and the Northerly 130 feet of Lot 27, all in Block C of METROPOINTE COMMERCE PARK PHASE II, according to the map or plat thereof recorded in Plat Book 103, pages 25 and 26, Public Records of PINELLAS County, Florida.
















































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   Collateral Assignment of General Construction Contract


                            EXHIBIT "B"


                             Agreement

   1. Standard Form of Agreement Between Owner and Contractor, executed by Borrower and the Perry Company dated August 14, 1995.


















































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